Exhibit 10.20
MASTER AGREEMENT
FOR
U.S. AVAILABILITY SERVICES
BETWEEN
SUNGARD AVAILABILITY SERVICES LP
(“SunGard”)
AND
SCIQUEST, INC.
a DELAWARE corporation
(“Customer”)
DATED
APRIL 6, 2007
(the “Master Agreement”)
By the signatures of their duly authorized representatives below, SunGard and Customer, intending to be legally bound, agree to all of the provisions of this Master Agreement.

SUNGARD AVAILABILITY SERVICES LP.		CUSTOMER:	SCIQUEST, INC.

By:	/s/ D. R. Lewis	By:	/s/ James B. Duke II
Print:	D. R. LEWIS	Print Name:	JAMES B. DUKE II
Print Title:	SR VICE PRESIDENT	Print Title:	COO
Date Signed:	4/17/07	Date Signed:	4/10/07
This Master Agreement is comprised of the general terms and conditions set forth below and the terms and conditions set forth in the Services Exhibit(s) attached hereto (the services described in such exhibit(s) are referred to collectively as the “Services”). Each Schedule entered into hereunder represents a separate contract between SunGard and Customer or one of its Affiliates (as defined below) that incorporates and is governed by all of the terms of this Master Agreement. If there is a conflict between a Schedule and this Master Agreement, the Schedule shall govern. Each Schedule will designate which type of Services it covers by reference to one of the Services Exhibits. Each Schedule may be signed by Customer or one of its Affiliates, and such signer shall be deemed to be “Customer” for purposes or that Schedule, provided that the Customer who signed this Master Agreement shall be jointly and severally liable with such Affiliate for the performance of all obligations under such Schedule. “Affiliate” means any entity which directly or indirectly controls, is controlled by, or is under common control with Customer for as long as such relationship remains in effect.

THE TERMS OF THIS AGREEMENT ARE CONFIDENTIAL

GENERAL TERMS AND CONDITIONS.
1. CONTRACT TERM. This Master Agreement shall continue in effect as long as there is a Schedule in effect. The term of a Schedule, and Customer’s rights to use the Services selected on that Schedule, shall begin on the Commencement Date stated in that Schedule and continue in effect for the Agreed Term stated in that Schedule. Thereafter, that Schedule shall automatically renew for successive renewal terms of equal duration to the Agreed Term, unless either party gives written notice of termination to the other at least (3) months before the end of the then current term. Customer acknowledges that SunGard requires this advance notice due to the substantial long-term equipment and facilities commitments SunGard makes in reliance upon its customer contracts. Each Schedule is a non-cancelable contract that may be terminated only in accordance with its express terms.
2. FEES AND EXPENSES. All Monthly or Annual Fees (as defined in a Schedule) shall be invoiced by SunGard in advance at the billing address defined in the Schedule. All other fees, and any out-of-pocket expenses reasonably incurred by SunGard on behalf of Customer shall be invoiced by SunGard as and when incurred. Customer’s payments shall be due within thirty (30) days after receipt of invoice. For any amount not paid when due, Customer will pay interest at the lesser of fifteen percent (15%) per annum or the maximum amount permitted by law. Unless Customer provides a valid tax exemption certificate. Customer shall be responsible for any sales, use, excise or comparable taxes assessed or imposed upon the Services provided or the amounts charged under a Schedule. Beginning one year after the Commencement Date of a Schedule. SunGard may increase all fees chargeable under that Schedule by up to zero percent (0%) per contract year, by giving Customer at least ninety (90) days prior written notice.
3. CONFIDENTIALITY.
(a) All information disclosed by one party to the other in connection with this Master Agreement shall be treated as confidential (“Confidential Information”). With respect to Confidential Information disclosed by one party (“disclosing party”) to the other party (“receiving party”), (i) the receiving party shall hold such Confidential Information in strict confidence using the same standard of care as it uses to protect its own confidential information but not less than a reasonable standard of care, (ii) the receiving party shall not use or disclose such Confidential Information for any purpose except as necessary to fulfill its obligations under a Schedule or this Master Agreement, or except as required by law provided that the disclosing party is given a reasonable opportunity to obtain, at its expense, a protective order (the receiving party shall reasonably cooperate with the disclosing party in connection therewith). (iii) the receiving party shall limit access to such Confidential Information to such of its employees, agents and contractors who need such access to fulfill the receiving party’s obligations under a Schedule, and (iv) the receiving party shall require its employees, agents and contractors who have access to such Confidential Information to abide by the confidentiality provisions of this Master Agreement.
(b) Without limiting the generality of the foregoing, such Confidential Information includes (i) with respect to Customer, Customer’s data and software (including Customer NPI as defined below) and the details of Customer’s computer operations and recovery procedures, which include trade secrets of Customer, (ii) with respect to SunGard, SunGard’s physical security systems, access control systems, specialized recovery equipment and techniques, pricing information, User’s Guides, and E-Testing Program, which include trade secrets of SunGard, and (iii) with respect to both parties, the terms of this Master Agreement and all Schedules and any detailed information regarding the performance of this Master Agreement of any Schedule.
(c) Confidential Information shall not include information that (i) is or becomes publicly available through no wrongful act of the receiving party, (ii) was known by the receiving party without any obligation of confidentiality at the time of disclosure by the disclosing party, (iii) was obtained by the receiving party from a third party without restriction on disclosure, or (iv) was developed independently by the receiving party.
(d) To effect the purposes of a Schedule, Customer may from time to time provide SunGard with certain “nonpublic personal information” as defined by the Gramm-Leach-Bliley Act of 1999 (Public Law 106-102, 113 Stat. 1138) and the rules and regulations promulgated thereunder (“Customer NPI”). To protect the privacy of Customer NPI pursuant to the requirements of such act, SunGard shall, in addition to complying with the confidentiality requirements set forth above, (i) implement appropriate administrative, technical and physical safeguards designed to ensure the security and confidentiality of Customer NPI, protect against any anticipated threats or hazards to the security or integrity of Customer NPI and protect against unauthorized access to or use of Customer NPI that could result in substantial harm or inconvenience to a customer of Customer; and (ii) permit Customer to monitor SunGard’s compliance with the foregoing during Customer’s use of the Services, provided that such monitoring shall not interfere with another customer’s use of SunGard’s services or with SunGard’s operations.
4. TERMINATION.
(a) If either party breaches any of its obligations under a Schedule in any material respect and the breach is not substantially cured within the cure period specified below, then the other party may terminate that Schedule, without penalty, by giving written notice to the breaching party at any time before the breach is substantially cured. If this Master Agreement includes a Recovery Services Exhibit, then (i) with respect to a breach of SunGard’s obligations to provide the Recovery Services to Customer during a Disaster (as such terms are defined in the Recovery Services Exhibit), the cure period shall be five (5) days, and (ii) with respect to Customer’s obligations under the access and use provisions set forth in Sections A.2, A.3 and C of the Recovery Services Exhibit, there shall be no cure period (and SunGard shall have the right to terminate the applicable Schedule immediately) With respect to Customer’s obligations to comply with SunGard’s Network Policies (as defined in the applicable Services Exhibit), the cure period shall be five (5) days. With respect to all other obligations, unless otherwise specified, the cure period shall be 30 days after receipt of written notice describing the breach, provided that, if a longer period is reasonably required to cure the breach and the cure is promptly begun such cure period shall be extended for as long as the cure is being diligently prosecuted to completion.

(b) If a Schedule is terminated due to an uncured material breach by Customer, or if Customer properly exercises a right to cancel a Schedule before the end of the Agreed Term, then Customer shall (i) pay to SunGard the unamortized balance attributable to any equipment and software purchased by SunGard on behalf of Customer (as designated in the applicable Schedule) end (ii) reimburse SunGard for any cancellation charges for third party services purchased by SunGard on behalf of Customer (as designated in the applicable Schedule).
5. LIABILITY AND INDEMINIFICATION.
(a) Each party (“liable party”) shall be liable to the other party for any direct damages caused by any breach of contract, negligence or willful misconduct of the liable party (or any of its employees or agents).
(b) The liable party shall indemnify and hold harmless the other party (and its Affiliates and their respective employees and agents) against any claims, actions, damages, losses or liabilities to the extent arising from any breach of contract, negligence or willful misconduct of the liable party (or any of its employees or agents).
(c) In addition, SunGard shall indemnify and hold harmless Customer against any claims, actions, damages, losses or liabilities to the extent arising from infringement of any U.S. patent, copyright or other proprietary right resulting from Customer’s use of intellectual property developed or owned by SunGard and used to provide the Services. SunGard’s liability with respect to this infringement indemnification is limited to making the Services non-infringing or arranging for Customer’s continued use of the Services, provided that, if both of the foregoing options are commercially impracticable for SunGard, then upon written notice to Customer, SunGard may cancel the affected portion of the Services and refund to Customer any prepaid fees for such Services. With respect to intellectual property of third parties that is used by SunGard to provide the Services. SunGard will, to the extent possible, provide to Customer the full benefit of all applicable warranties and indemnities granted to SunGard by such third parties.
(d) In addition, Customer shall indemnify and hold harmless SunGard against any claims, actions, damages, losses or liabilities to the extent arising from (i) infringement of any U.S. patent, copyright or other proprietary right attributable to Customer’s data content, software or other materials, (ii) Customer’s use of any Services in violation of any law, rule or regulation, (iii) Customer’s violation of any of SunGard’s Network Policies (as defined in the applicable Services Exhibit), or (iv) Customer’s use, control or possession of any Mobile Resources at non-SunGard facilities.
(e) An indemnifying party shall have no obligation for indemnification unless the other party promptly gives written notice to the indemnifying party after any applicable matter arises and allows the indemnifying party to have sole control of the defense or settlement of any underlying claim; provided that the indemnifying party may not settle a claim without the other party’s prior written consent. Notice will be considered prompt as long as there is no material prejudice to the indemnifying party.
6. LIMITATION OF LIABILITY
(a) Under no circumstances shall either party be liable for lost revenues, lost profits, loss of business, or consequential, indirect, exemplary, special or punitive damages of any nature, whether such liability is asserted on the basis of contract, tort (Including negligence or strict liability) or otherwise, and whether or not the possibility of such damages is foreseeable; provided that this exclusion shall not apply to (i) the party’s respective confidentiality obligations under Section 3, (ii) SunGard’s indemnification obligations under Section 5(b) with respect to willful misconduct and under Section 5(c), (iii) Customer’s Indemnification obligations under Section 5(b) with respect to willful misconduct and under Section 5(d), and (iv) Customer’s payment obligations.
(b) Except for SunGard’s indemnification obligations under Section 5(b) with respect to willful misconduct and under Section 5(c). SunGard’s total liability under a Schedule, whether in contract, tort (including negligence or strict liability), or otherwise, shall not exceed (i) the actual Monthly Fees paid by Customer to SunGard under that Schedule for the most recent twelve (12) month period, or (ii) in the case of Professional Services, the actual service fees paid by Customer for the Professional Services under that Schedule.
(c) Except for any direct damages caused by SunGard’s negligence or willful misconduct. SunGard shall have no liability for any damage to, or loss or theft of, any of (i) Customer’s tangible property located at a SunGard facility or in a SunGard vehicle, or (ii) Customer’s data, content, software or other materials located, used or restored at a SunGard facility or in a SunGard vehicle, or transmitted using SunGard’s Network Services. If Customer’s data is damaged, lost or stolen as a result of SunGard’s negligence, then SunGard shall be liable to Customer only for Customer’s documented out-of-pocket expenses incurred to recreate such data. Under no circumstances will SunGard be considered the official custodian or record keeper of Customer’s data for regulatory or other purposes.
WITH RESPECT TO EACH SCHEDULE, EXCEPT AS SPECIFICALLY STATED IN THIS MASTER AGREEMENT OR SUCH SCHEDULE, SUNGARD MAKES NO REPRESENTATIONS OR WARRANTIES, ORAL OR WRITTEN, EXPRESS OR IMPLIED, ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO ANY REPRESENTATION OR DESCRIPTION, NON-INTERFERENCE OR NON-INFRINGEMENT.
7. FORCE MAJEURE. Neither party shall be liable for, nor shall either party be considered on breach of this Master Agreement or any Schedule due to, any failure to perform its obligations as a result of a cause beyond its control, including any natural calamity, act of God or a public enemy, act of any military, civil or regulatory authority, change in any law or regulation, disruption or outage of communications, power or other utility, failure to perform by any supplier or other third party, or other cause which could not have been prevented with reasonable care. If any force majeure event affects SunGard’s ability to deliver Services, then SunGard shall use all reasonable efforts to implement its applicable redundant resources or other back-up solutions.
8. NOTICE. All notices, consents and other communications under this Master Agreement shall be in writing and shall be deemed to have been received on the earlier of (a) the date of actual receipt at the designated street address, (b) the first business day after being sent to the designated street address by a reputable overnight delivery service, or (c) the third business day after being mailed to the designated street address by first class mail. Any notice may be given by e-mail to the designated e-mail address or by fax to the designated fax number, provided that a signed written confirmation is received at the designated street address within seventy-two (72) hours thereafter. Disaster declaration notice (as described in the Recovery Services Exhibit) may be given orally, provided that a signed written confirmation is received at the applicable recovery facility within twenty-four (24) hours thereafter. Communications sent to any street address, e-mail address or fax number other than those designated in this Master Agreement or the applicable Schedule shall not be valid. Customers street address, e-mail address and fax number for notice are stated in the applicable Schedule. SunGard’s street address for notice is 680 East Swedesford Road. Wayne, Pennsylvania 19087, Attention: Contract Administration. SunGard’s e-mail address for notice is contract.admin@sungard.com. SunGard’s fax number for notice is: -610-225-1125.
9. PUBLICITY. Neither party will, without the other party’s prior written consent, (a) use the name, trademark, logo or other identifying marks of the other party in any sales, marketing or publicity activities or materials, or (b) issue any press release, interviews or other public statement regarding this Master Agreement or any Schedule; provided that either party may publicly refer to the other by name as a vendor or customer and may disclose the existence and general nature of this Master Agreement (but not any of the specific terms of this Master Agreement or any Schedule or any detailed information regarding the performance of this Master Agreement or any Schedule).
10. ENTIRE UNDERSTANDING. This Master Agreement states the entire understanding between the parties with respect to its subject matter, and supersedes all prior proposals, negotiations and other written or oral communications between the parties with respect to its subject matter. Each Schedule states the entire understanding between the parties with respect to its subject matter, and supersedes all prior proposals, negotiations and other written or oral communications between the parties with respect to its subject matter. No modification of this Master Agreement or any Schedule, and no waiver of any breach of this Master Agreement or any Schedule, shall be effective unless in writing and signed by an authorized representative of the party against whom enforcement is sought. No waiver of any breach of this Master Agreement or any Schedule, and no course of dealing between the parties, shall be construed as a waiver of any subsequent breach thereof. Any purchase order submitted by Customer to SunGard shall be used only for invoice processing purposes and shall have no legal effect.
11. PARTIES IN INTEREST. Neither party may assign this Master Agreement or any Schedule, or any rights or obligations thereunder, without the prior written consent of the other party, which will not be unreasonably withheld; provided that either party may assign any Schedule to an Affiliate by giving prior written notice to the other party. This Master Agreement and each Schedule shall bind, benefit and be enforceable by and against both parties and their respective successors and permissible assigns. No third party shall be considered a beneficiary of, or entitled to any rights under, this Master Agreement or any Schedule.
12. CONSTRUCTION. THIS AGREEMENT AND EACH SCHEDULE SHALL BE GOVERNED BY SUBSTANTIVE PENNSYLVANIA LAW. This choice of governing law shall not be considered determinative of the jurisdiction or venue of any action between the parties. In any action relating to this Master Agreement or any Schedule, (a) each of the parties irrevocably waives the right to trial by jury, (b) each of the parties irrevocably consents to service of process by first class certified mail return receipt requested, postage prepaid, to the designated street address at which the party is to receive notice in accordance with Section 8 of this Master Agreement, and (c) the prevailing party shall be entitled to recover its reasonable attorney’s fees (including, if applicable, charges for in-house counsel), court costs and other legal expenses from the other party A determination that any term of this Master Agreement or any Schedule is invalid or unenforceable shall not affect the other terms thereof. Section headings are for convenience of reference only and shall not affect the interpretation of this Master Agreement or any Schedule. The relationship between the parties created by this Master Agreement or any Schedule is that of independent contractors, and not partners joint venturers or agents. Sections 3, 5, 6 and 12 shall survive any termination of this Master Agreement or any Schedule.
13. ENFORCEMENT. Each party acknowledges that the provisions of this Master Agreement regarding confidentiality and access to and use of the other party’s resources are reasonable and necessary to protect the other party’s legitimate business interests. Each party acknowledges that any breach of such provisions shall result in irreparable injury to the other for which money damages could not adequately compensate. If there is a breach of such provisions, then the injured party shall be entitled, in addition to all other rights and remedies which it may have at law or in equity, to have a decree of specific performance or an injunction issued by any competent court, requiring the breach to be cured or enjoining all persons involved from continuing the breach. The existence of any claim or cause of action that a party (or any other person involved in the breach) may have against the other party shall not constitute a defense or bar to the enforcement of such provisions.

MANAGED IT SERVICES EXHIBIT TO THE
MASTER AGREEMENT for U.S. AVAILABILITY SERVICES
Dated 4/10/07
A. POLICIES AND SERVICES GUlDE
The services provided under this Exhibit shall at all times be used in compliance with SunGard’s then-current general policies and guidelines (“General Policies”) and the policies and guidelines of SunGard’s underlying -telecommunications providers (“Network Policies”) (collectively, the General Policies and Network Policies are sometimes herein referred to as “Polices’’). All Policies, including change management policies and procedures, and additional detail regarding the specifications of the service offerings, are set forth in SunGard’s Services Guide, which is available to Customer at http://www.SunGard.com. In addition, all implementation services which are included as part of a service offering, are detailed in the Services Guide.
B. HOSTING SERVICES
     1. Space
a. SunGard hereby grants to Customer the right to use the Space (as defined in the Schedule) for the placement and maintenance of the computer and communications equipment specified in the Schedule (“Equipment”) which may be interconnected to the Network Services offered by SunGard (as defined herein) or to other communications carriers via facilities offered by SunGard. The Equipment and any necessary software (“Software”) may be provided by Customer (“Customer-provided Equipment” or “Customer-provided Software”) or by SunGard (“SunGard-provided Equipment” or “SunGard-provided Software”) as specified in the Schedule. Customer acknowledges that the Space shall be used in accordance with the equipment vendors specifications for electrical, airflow, and clearance. If Customer desires to install Equipment in the Space that exceeds the vendor specification(s), SunGard reserves the right to require Customer to contract for additional Space. This Exhibit does not create any interest in real estate and is strictly an agreement for the provision of services, which are personal in nature to the parties. The Monthly Fees and any other fees in connection with Customer’s use of the Space are set forth in the Schedule. Customer’s use of the Space shall not interfere with any other SunGard customer’s use of SunGard’s facilities. Customer represents and warrants that it has the full legal right to utilize any Customer-provided Equipment and Software. The Equipment shall operate on conditioned UPS-based power with transparent and immediate access to a backup power source capable of sustaining power to the Equipment during any interruption to the primary power source.
b. SunGard shall perform such janitorial services, environmental systems maintenance, power plant maintenance and other services as are reasonably required to maintain the facility in which the Space is located in good condition suitable for the placement of Equipment. Customer shall keep the Space clear of all refuse, cardboard or any potentially hazardous material. Customer shall maintain the Space in an orderly and safe condition, and shall return the Space to SunGard at the conclusion of the Agreed Term as defined in the Schedule in the same condition (reasonable wear and tear excepted) as when such Space was delivered to Customer. EXCEPT AS EXPRESSLY STATED HEREIN, THE SPACE SHALL BE DELIVERED AND ACCEPTED “AS IS”. THE SPACE SHALL BE IN SECURE FACILITIES MONITORED TWENTY FOUR (24) HOURS PER DAY, SEVEN (7) DAYS PER WEEK BY ON-SITE STAFF, WITH CARD KEY ACCESS AND CLOSED CIRCUIT TV MONITORING, POWER REDUNDANCY, UPS AND DIESEL GENERATOR CAPABILITY (“INFRASTRUCTURE”). SunGard represents that it will not materially diminish such Infrastructure at the Designated SunGard Facility (as defined in the Schedule) during the Agreed Term. At its sole risk and expense. Customer shall be responsible for installation of the Customer-provided Equipment in the Space, unless Customer elects to contract for Hardware Installation Services as set forth herein. If Customer elects to contract for Hardware Installation Services, then SunGard shall be responsible for the installation of the Customer-provided Equipment to the extent provided herein. At its sole risk and expense Customer shall be responsible for installation of Customer-provided Software in the Space. Upon termination or expiration of the Schedule, Customer shall be responsible for removal of the Customer-provided Equipment and Software from the Space within ten (10) business days of such termination or expiration.
c. In addition to the Policies. Customer shall abide by any posted rules relating to the use of, access to, or security measures respecting the Space. The Equipment shall be installed, operated, inspected, maintained, repaired, replaced and removed only by qualified agents of Customer who are properly licensed, if applicable, a list of whom shall be provided to SunGard in advance of any such activity. Customer shall not permit any liens to be placed against all or any portion of the Space or any SunGard-provided Equipment or Software. Customer shall not make any material alterations to the Space without the prior written consent of SunGard. In the event that unauthorized parties gain access to the Space through access cards, keys or other access devices provided to Customer (“access devices”). Customer shall be responsible for any damages incurred as a result thereof. Customer shall be responsible for the cost of replacing any access devices lost or stolen after delivery thereof to Customer.
If Customer fails to pay SunGard any amounts due under a Schedule, and such failure continues for more than thirty (30) days after receipt of SunGard’s written notice of nonpayment included in SunGard’s right to terminate Customer’s use of the Space is the right to disconnect and remove any or all of the Equipment from the Space (including any data or Software resident on such Equipment), and store any Customer-provided Equipment in any reasonable location for a period not to exceed six (6) months and assess Customer reasonable charges for such storage. Upon conclusion of the six (6) month period, SunGard may dispose of such Equipment without liability to Customer. SunGard may redeploy any SunGard-provided Equipment in any manner in its sole discretion. Any of Customer’s data or Software resident on SunGard-provided Equipment shall be removed, stored and disposed of in the manner and for the period specified above for Customer-provided Equipment Exercise of any of the above rights by SunGard shall not relieve Customer of any of its payment obligations under the Master Agreement.
d. SunGard reserves the right to change the location or configuration of the Space, at SunGard’s sole expense, within the Designated SunGard Facility or to another SunGard facility; provided, however, that SunGard shall not arbitrarily or discriminatorily require such changes. SunGard and Customer shall work in good faith to minimize any disruption to Customer’s Services that may be caused by such change in location or configuration of the Space. If the location of the Space is to be moved to another SunGard facility, SunGard shall provide Customer with at least ninety (90) days prior written notice of such relocation and Customer shall have the right to (a) elect to be relocated to another SunGard facility, or (b) elect to terminate the Schedule without penalty. Customer shall provide SunGard with written notice of its decision regarding the preceding sentence within thirty (30) days after receipt of SunGard’s written notice.
e. Prior to Customer’s occupancy, and during the Agreed Term of the Schedule, Customer shall procure and maintain the following minimum insurance coverage: (a) Workers Compensation in compliance with all applicable statutes of appropriate jurisdiction; Employer’s Liability with limits of $500,000 each accident; (b) Commercial General Liability with combined single limits of $2,000,000 each occurrence; and (c) “All Risk” Property insurance covering the Customer-provided Equipment located in the Space. Customer shall provide to SunGard a certificate of insurance demonstrating that it has obtained the required insurance coverage prior to Customer’s occupancy of the Space. Such certificate shall contain a statement that Customer shall notify SunGard of any material changes or cancellation promptly. Customer shall require any contractor entering the Space on its behalf to procure and maintain the same types and amounts of insurance as set forth in this section.
f. SunGard shall provide to Customer (including any of its employees, agents and other authorized representatives as Customer may from time to time reasonably designate in writing), access to the part of the Designated SunGard Facility from which SunGard is providing the Space, twenty-four (24) hours per day, seven (7) days per week, including statutory holidays. All of Customer’s designees shall adhere to SunGard’s Policies.
g. Space Options — Customer may subscribe to any of the following options available relating to Space: (i) Secure Cabinet; (ii) Secure Space; (iii) Secure Cage; or (iv) Secure Suite.
(i) Secure Cabinet — The Secure Cabinet option includes fifteen (15) square feet of Space to support a SunGard-provided full cabinet. The Secure Cabinet will include: (i) a minimum of 42 U EIA rack space for the Equipment; (ii) proper air ventilation for the Equipment; (iii) two (2) stationary equipment shelves; (iv) a single twenty (20) AMP power feed (“Standard Power Circuit’); and (v) security by lock and key, managed by SunGard.
(ii) Secure Space — The Secure Space option includes the amount of Space, in the square feet increments defined on the Schedule and: (i) one (1) Standard Power Circuit per twenty-five (25) square feet of Space defined for the Secure Space option in the Schedule, and (ii) five (5) hours of Operational Support Services (as defined herein) per month.
(iii) Secure Cage — The Secure Cage option includes the amount of Space defined in the Schedule and: (i) perimeter metal fence with an access door; (ii) security by lock and key, managed by SunGard; (iii) one (1) Standard Power Circuit per twenty-five (25) square feet of Space defined for the Secure Cage option in the Schedule; and (iv) five (5) hours of Operational Support Services (as defined herein) per month.
(iv) Secure Suite — The Secure Suite option includes the amount of Space defined in the Schedule for the number of cabinets as set forth in the Schedule. The Secure Suite option includes: (i) perimeter metal fence or perimeter walls with an access door (ii) private security with card key and pin code or by lock and key; (iii) one (1) Standard Power Circuit per twenty-five (25) square feet of Space defined for the Secure Suite option in the Schedule; and (iv) ten (10) hours of Operational Support Services per month.
For Equipment that is not rack mountable, SunGard will provide power in accordance with hardware manufacturer specifications. If applicable, the Space may be subject to power charges that will be specified in the Schedule.
2. Power
SunGard shall provide Customer with a power system that provides 24x7x365 power availability within the Designated SunGard Facility.
a. Power Infrastructure Upgrade. The Power Infrastructure Upgrade option will provide Customer with additional power capacity, as set forth in the Schedule, for its Standard Power Circuit.
b. Power Infrastructure B-Side. SunGard shall provide a redundant power circuit (‘B-Side Circuit’) to Customer as set forth in the Schedule.
3. Support Services
a. Hardware Installation Services. SunGard shall provide Hardware Installation Services for the number of devices set forth in the Schedule. Hardware Installation Services include the one-time installation of hardware devices and do not include on-going support. Hardware Installation Services include: (i) the unpacking and installation of the Equipment into nineteen inch (19”) computer racks or cabinets in accordance with hardware vendor recommendations and Customer requirements; (ii) the installation of standard twenty (20) amp AC power; (iii) installation of network cables and cross-connects; and (iv) floor cutouts, as necessary.

b. Operational Support Services. SunGard will provide Customer with access to technical personnel to assist Customer on a 24x7x365 basis for the number of hours per month as set forth in the Schedule. In the event that the Customer exceeds the number of hours indicated on the Schedule in any month, Customer may then elect to have SunGard attempt to resolve the problem on a time and materials basis at SunGard’s then prevailing hourly rate. Operational Support Services shall include: (i) the execution of a command or series of commands as directed by Customer to determine operating status or to facilitate configuration changes; (ii) enlisting of vendor support as requested by Customer and as available pursuant to Customer’s agreement with the applicable vendor; (iii) visual inspection of Equipment and power up, restart or reboot as directed by Customer; (iv) insertion and ejection of media as directed by Customer; and (v) preparation of media for pickup at the Designated SunGard Facility as requested by Customer Customer is responsible for providing all media, related materials, storage containers, procedures and any off-site storage contract for the media.
4. Server Services. For all Service(s) listed in this Section, Customer acknowledges the requirement to have Customer-provided Equipment and Customer-provided Software covered under a valid maintenance contract with the original equipment/software manufacturer or 24x7x365 support with four (4) hour onsite response time in order to be eligible for any Server Service(s). In the event that Customer elects to contract for maintenance services with a vendor other than the original equipment/software manufacturer, Customer is responsible for resolution of all issues arising as a result thereof and associated obligations.
a. Equipment Management Services. SunGard shall provide Equipment Management Services for the Equipment set forth in the Schedule. Equipment Management Services include; (i) resolution of detected Equipment failures; (ii) coordination of preventative maintenance; (iii) installation of microcode or firmware upgrades; (iv) power cycling or reboot; (v) issuance of software or firmware commands; and (vi) physical inspection of all Equipment components. With respect to Customer-provided Equipment, Customer is responsible for obtaining consent of the maintenance vendor in order for SunGard to act as Customer’s agent.
b. Operating System Management Standard Services. SunGard shall provide Operating System Management Standard Services for those servers or partitions set forth in the Schedule. Operating System Management Standard Services includes Advanced Monitoring Services — Operating System (as defined herein) and the following as requested by Customer and following Customer instructions; (i) the initial operating system build on the server; (ii) operating system patch maintenance and reporting; (iii) resolution of detected operating system failures: (iv) Hardware Installation Services (as defined herein); (v) Equipment Management Services (as defined herein); (vi) configuration of operating system level backups; and (vii) tracking of physical inventory and installed patches for the servers/devices under contract with SunGard. Customer acknowledges that for SunGard to provide Operating System Management Standard Services that SunGard will install utility software on the server(s) in the Space on which the operating system resides. Customer must provide a minimum of one (1) dedicated network interface per server in to be eligible for Operating System Management Standard Services.
c. Operating System Management Advanced Services. SunGard shall provide Operating System Management Advanced Services for those servers or partitions set forth in the Schedule. Operating System Management Advanced Services include: (i) the initial operating system build on the server; (ii) Advanced Monitoring Services — Operating System (as defined herein); (iii) operating system patch maintenance, including one (1) version upgrade per contract year if available from the vendor, and upon Customer request; (iv) resolution of detected operating system failures; (v) Hardware Installation Services (as defined herein); (vi) Equipment Management Services (as defined herein); (vii) operating system configuration changes upon Customer request; (viii) configuration of operating system level backups; (ix) tracking of physical inventory and installed patches for the managed servers; and (x) management of root security access. Customer must provide SunGard with exclusive control of root security access to be eligible for the Service Level Commitment specified in Section 1. Customer acknowledges that for SunGard to provide Operating System Management Advanced Services that SunGard will install utility software on the server(s) in the Space on which the operating system resides. Customer must provide a minimum of one (1) dedicated network interface per server to be eligible for Operating System Management Advanced Services.
5. Application Services. For all Services(s) listed in this Section, Customer acknowledges the requirement to have Customer-provided Equipment and Customer-provided Software covered under a valid maintenance contract with the original equipment/software manufacturer for 24x7x365 support with four (4) hour onsite response time in order to be eligible for Application Services. In the event that Customer elects to contract for maintenance services with a vendor other than the original equipment/software manufacturer, Customer is responsible for resolution of all issues arising as a result thereof and associated obligations. Customer must provide a minimum of one (1) dedicated network interface per server to be eligible for Application Services.
a. Standard Application Support — Database Services. SunGard shall provide Standard Application Support — Database Services for the number of servers and instances set forth in the Schedule. Standard Application Support — Database Services include the following as requested by Customer and with Customer instructions: (i) Advanced Monitoring — Database Services and Operating System Management Standard Services (as defined herein); (ii) database patch installation and tracking; and (iii) assistance in resolution of detected database failures.
b. Advanced Application Support — Database Services. SunGard shall provide Advanced Application Support — Database Services for the number of servers and instances set forth in the Schedule. Advanced Application Support Database Services includes: (i) Advanced Monitoring Services — Database and Operating System Management Standard Services (each as defined herein); (ii) the initial database build on the server; (iii) database software patch maintenance and tracking including one (1) version upgrade per contract year, if available from the database vendor, and upon Customer request; (iv) resolution of detected database failures; (v) table compaction or reorganization upon Customer request; (vi) database configuration changes upon Customer request and (vii) management of database security access in accordance with Customer-supplied specifications.
c. Application Support — System Utility Services. SunGard shall provide Application Support — System Utility Services for the specific operating system utilities set forth in the Schedule. Application Support — System Utility Services include: (i) installation of releases, maintenance uplifts and patches upon Customer request: (ii) one (1) version upgrade per contract year, if available from utility software vendor and upon Customer request; (iii) resolution of detected utility software failures reported by Customer or detected by SunGard; (iv) Utility software configuration changes upon Customer request; and (v) management of root security access, if applicable to the utility. This Service is only available for utility software currently supported by SunGard as set forth in the Services Guide.
C. NETWORK SERVICES
1. Network services include those network services and Internet Access Services (as defined below) set forth in the Schedule and as described below (“Network Services”) Network Services are only available to a customer who has subscribed to other
Service(s) under this Exhibit. The Network Services set forth in the Schedule shall be made available to Customer on an exclusive, 24-hour, 7-day per week basis (excluding downtime attributable to previously scheduled routine and preventative maintenance). All circuits will be connected between the entry point on the SunGard network, as designated and coordinated by SunGard (“point of presence,”), and the Designated SunGard Facility set forth in the Schedule. If selected on a Schedule, SunGard shall provide connectivity between the Customer location set forth in the Schedule to the point of presence.
2. Internet access services provide Customer with access to the Internet from the Designated SunGard Facility set forth in the Schedule (“Internet Access Services”). The Internet is not owned, operated or managed by, or in any way affiliated with SunGard or any of SunGard’s affiliates. The Internet is an international computer network of both Federal and non-Federal inter-operable packet switched data networks. SunGard cannot and will not guarantee that the Internet Access Services will provide Internet access that is sufficient to meet Customer’s needs. Customer agrees that its use of the Internet is solely at its own risk and is subject to all applicable local, state, national and international laws and regulations (“Applicable Laws’’). Customer represents and warrants that it will comply with all Applicable Laws in its use of the Internet Access Services.
3. Customer hereby acknowledges receipt of SunGard’s Network Policies and agrees to comply with such Policies at all times while utilizing the Network Services. Customer acknowledges that SunGard may from time-to-time revise its Network Policies, which revisions will be communicated to Customer in writing, by posting on SunGard’s web site at http://www.SunGard.com or via email notification. Customer also acknowledges that a breach of any of the Network Policies may result in the termination of the Network Services if any such breach is not cured within twenty-four (24) hours of SunGard’s written notice of such breach to Customer. SunGard shall have no liability to Customer for any restriction or termination of the Network Services pursuant to Customer’s violation of the Network Policies.
4. Network addresses assigned from a SunGard IP network block are non-portable. Network space allocated to Customer by SunGard must be returned to SunGard in the event Customer discontinues Internet Access Services as defined in this Exhibit for any reason, or upon expiration or cancellation of the Schedule.
5. Managed Internet Access Services. Managed Internet Access Services provide Customer with a dedicated IP connection of Committed Bandwidth Tier Level (as defined on the Schedule) as selected by Customer. Customer can contract to burst above the selected Committed Bandwidth Tier Level up to the Burstable Limit set forth on the Schedule (“Incremental Burstable Limit”); subject to available bandwidth on SunGard’s network. Customer’s selected Committed Bandwidth Tier Level as well as the associated Incremental Burstable Usage Fees are specified in the Schedule. Customer’s monthly billing is based on the Committed Bandwidth Tier Level and the actual level of sustained burstable usage (“Burstable Usage”). An Incremental Burstable Usage Fee will be charged for each Mbp(s) exceeding the contracted Committed Bandwidth Tier Level. All Incremental Burstable Usage Fees are invoiced monthly in arrears. Customer’s Burstable Usage level is determined by traffic samples taken every five (5) minutes over the course of a month. The traffic samples are ranked from highest to lowest with the top five-percent (5%) discarded to account for temporary traffic bursts. The level at which 95% of the samples fall, will be the Customer’s Burstable Usage for that month and will determine the Customer’s total Incremental Burstable Usage Fees. Burstable Usage will be determined based upon Customer’s utilization data as maintained by SunGard. In addition, Managed Internet Access Services include domain name administration services for up to ten (10) primary and/or secondary Customer domain(s).
6. Cross Connect Services. SunGard shall provide technical support to assist Customer with the provisioning and installation of third party telecommunication circuits. Cross Connect Services Include: (i) assistance with provisioning third party circuits; and (ii) port connections from SunGard’s network distribution center to the Equipment situated in the Space.
7. Dedicated Transport Services. SunGard shall provision third party telecommunications circuit(s) for Customer as set forth in the Schedule. Dedicated Transport Services include: (i) provisioning and installation of dedicated third party circuit(s): and (ii) port connections from SunGard’s network distribution center to the Equipment situated in the Space.
8. Managed Customer Premise Equipment (“CPE”) Services. SunGard shall provide Managed CPE Services for the network termination equipment located at both the Customer premises and at the Designated SunGard Facility defined in the Schedule. Managed CPE Services Include: (i) provisioning and installation of the network termination equipment as required; (ii) provisioning of the third party telecommunications circuit(s); (iii) 7x24x365 monitoring/ management of the router and circuit(s); (iv) performing a physical inventory of the router(s) and circuit(s) termination equipment situated at the Customer premises (such information will be maintained in SunGard’s customer service system); (v) the coordination, as necessary of vendor maintenance with respect to the circuit termination equipment; and (vi) Equipment Management Services as defined herein.
9. Managed Load Balancing Services. SunGard shall provide Managed Load Balancing Services for the number of load balancer devices within a single Designated SunGard Facility as set forth in the Schedule. Managed Load Balancing Services include: (i) Equipment Management Services (as defined herein); (ii) Standard Monitoring Services (as defined herein); (iii) load balancer policy configuration upon Customer request; (iv) resolution of load balancer problems: and (v) Hardware Installation Services as defined herein.
10. Geographic Load Balancing Services. SunGard shall provide Geographic Load Balancing Services for the number of load balancer devices situated across multiple Designated SunGard Facilities as set forth in the Schedule. Geographic Load Balancing Services include: (i) Equipment Management (as defined herein); (ii) Standard Monitoring Services (as defined herein); (iii) load balancer policy configuration upon Customer request; (iv) resolution of load balancer problems: (v) and Hardware Installation Services as defined herein.
11. LAN Services. SunGard shall provide LAN Services for the number of LAN devices within a single Designated SunGard Facility as set forth in the Schedule. LAN Services include: (i) Equipment Management Services (as defined herein); (ii) Advanced Monitoring Services — Device (as defined herein); (iii) LAN device configuration upon Customer request; (iv) resolution of LAN device problems; and (v) Hardware Installation Services as defined herein.
D. STORAGE SERVICES
1. SAN Services. SunGard shall provide storage area network services (“SAN Services”) for the amount of storage and in association with the specific servers (target servers) set forth in the Schedule. SAN Services include (i) initial installation of connectivity between the storage device and target server(s) each located at the Designated SunGard Facility; (ii) initial allocation and configuration of storage units to target servers in accordance with Customer-provided instructions and documentation; and (iii) problem resolution related to storage connectivity and storage device. If Customer has contracted for Operating System Management Advanced Services (as defined herein) for the target servers, then SAN Services shall also include: (i) the initial installation and configuration of path management software, if applicable, (ii) installation of storage management software and related device driver software on the target servers; (iii) application of maintenance changes; and (iv) problem resolution of path management software, storage management software and related device driver software. Alteration of the storage allocations, the number of connections, the number of target servers, or hardware and software replacements, will require a modification or upgrade to the affected Schedule prior to any of these additional services being rendered by SunGard.
a. Shared SAN Services. If SAN Services are provided through the SunGard shared SAN, the Services Include: (i) monitoring and maintenance of SAN performance and capacity utilization; (ii) SAN capacity upgrades; and (iii) maintenance services for the storage device. Shared SAN Services products are referenced in the Schedule as Shared Primary Disk RAID protected as set forth in the Schedule.
b. Dedicated SAN Services. If SAN Services are provided through dedicated and/or Customer-provided storage devices, the Services shall include Equipment Management Services (as defined herein) for the associated storage devices. Customer acknowledges that the specifications for the design of the storage device must include remote connectivity capability to the hardware, software and network connectivity, as SunGard will facilitate the provision of Equipment Management Services to Customer through SunGard’s management network.
SAN Services are only available if SunGard supported storage and network devices, servers, and adapters, as specified in the Services Guide are utilized in the solution. SAN Services do not include installation or support for volume management or volume replication software.
2. Data Backup Services
(a) Standard Data Backup Services. SunGard shall provide Standard Data Backup Services for the amount of storage in association with the specific servers (at least one backup agent is required for each target server) as set forth in the Schedule. Standard Data Backup Services include: (i) initial connectivity between backup network and target servers; (ii) installation of backup agent software on target servers; (iii) configuration of daily backup schedules in accordance with Customer request; (iv) execution of daily backup schedules; (v) retention of file system data and/or daily database data as set forth in the Schedule; (vi) weekly off-site tape rotation of tape; (vii) file restore from tape upon Customer request; and (viii) modification(s) to the backup schedule upon Customer request. If Customer also subscribes to Advanced Application Support — Database Services or Standard Application Support — Database Services (each as defined herein). SunGard will define and implement database backup and restore methodology as part of the Application Support Services. If Customer does not subscribe to either Advanced Application Support — Database Services or Standard Application Support — Database Services then Customer is responsible for the backup and restoration methodology to be utilized for the database(s).
b. Advanced Data Backup Services. SunGard shall provide Advanced Data Backup Services for the amount of storage and in association with the specific servers (at least one backup agent is required for each target server) as set forth in the Schedule. Advanced Data Backup Services include: (i) initial connectivity between backup network and target servers: (ii) installation of backup agent software on target servers; (iii) configuration of daily backup schedules in accordance with Customer request; (iv) execution of daily backup schedules: (v) retention of file system data and/or daily database data (one on-site and one off-site) as set forth in the Schedule; (vi) daily off-site tape rotation of tape; (vii) file restore from tape upon Customer request; and (viii) modifications to the backup schedule upon Customer request. If Customer also subscribes to Advanced Application Support — Database Services or Standard Application Support — Database Services (each as defined herein), SunGard will define and implement Database backup and restore methodology as part of the Application Support Services. If Customer does not also subscribe to Advanced Application Support — Database Services or Standard Application Support — Database Services then Customer is responsible for the backup and restoration methodology to be utilized for databases.
c. General Provisions Applicable to Data Backup Services. SunGard will use commercially reasonable efforts to schedule backups within the Customer identified back-up window(s). SunGard cannot guarantee that back-up schedule(s) will be completed within Customer’s requested back-up window(s) as backup times are dependant on the number of files and the quantity of data to transfer. If back-up schedules cannot be completed in Customer’s requested back-up window, a customized solution may be required. A customized solution will require a modification to the Schedule and a detailed Statement of Work identifying any additional hardware, software and service requirements. Customer must provide a minimum of two (2) dedicated network interfaces per target server for connectivity to the backup and SunGard management networks. Customer agrees to provide SunGard with administrative access to all target servers requiring Data Backup Services to facilitate issue and/or problem resolution.
The Schedule will define Customer’s committed storage amount in Gigabytes (“GB”) and the additional charge to be assessed for each GB used by Customer in excess of the contracted committed storage GB capacity (“Incremental Fee”). Customer’s total Monthly Fee is based on the committed storage Monthly Fee plus any incremental Fee associated with the overage of stored data in the SunGard tape library during the calendar month.
E. SECURITY SERVICES
1. Managed Firewall Services. SunGard shall provide Managed Firewall Services for the number of firewalls set forth in the Schedule and one (1) Virtual Private Network (VPN) tunnel for each firewall. Managed Firewall Services include: (i) Equipment Management Services (as defined herein); (ii) Standard Monitoring Services (as defined herein); (iii) firewall configuration based on Customers written specifications; (iv) resolution of firewall problems; (v) Hardware Installation Services; and (vi) firewall log reports available to Customer at SunGard’s website at http.//www.SunGard.com. If Customer subscribes to dual firewalls per device (i.e. router, server etc.), SunGard shall provide dual firewall devices configured to provide redundancy should one of the firewalls fail to operate.
2. Managed Intrusion Detection Services. SunGard shall provide Managed Intrusion Detection Services (IDS) as set forth in the Schedule as Network IDS and/or Host IDS. For Network IDS, the Services are provided for the number of IDS appliances and network(s) as set forth in the Schedule. If multiple networks are to be monitored, the network architecture must support routing across the networks that are being monitored. For Host IDS, the Services are provided for the number of servers as set forth in the Schedule. IDS includes: (i) installation and configuration of IDS hardware and software; (ii) configuration of IDS rules; (iii) resolution of IDS configuration problems; (iv) signature file appliance and management (v) 24x7x365 intrusion monitoring and notification to Customer of detected intrusion alerts; and (vi) a monthly report of IDS incidents.
3. Managed Intrusion Prevention Services. SunGard shall provide Managed Intrusion Prevention Services (IPS) for the number of appliances set forth in the Schedule. IPS includes: (i) installation and configuration of IPS hardware and software; (ii) network traffic monitoring 24x7x365; (iii) detection or attempted intrusions and server misuse consisting of traffic abnormalities and/or pre-defined known attack signatures; (iv) a monthly report of IPS incidents, and (v) configuration of IPS rules. For in-line Intrusion Prevention Services solutions where the network traffic passes directly through the appliance, the appliance will be configured to monitor and automatically filter attacks based on a predefined list of threats and vulnerabilities.
4. Managed Vulnerability Assessment Services. SunGard shall provide Managed Vulnerability Assessment Services for the number of IP addresses set forth in the Schedule. Managed Vulnerability Assessment Services are delivered over the Internet or internally to scrutinize Customer’s Internet facing or internal facing devices for security vulnerabilities. Managed Vulnerability Assessment Services: (i) identify all visible perimeter and/or network devices and map all underlying Customer network devices that are accessible from the Internet and provide information about each device; (ii) characterize devices as access gateways, routers, or other types of equipment, by machine type and operating system; (iii) provide information, such as Customer network span and machine names, and where possible, identifying information about private networks and intranets; and (iv) identify all common TCP/IP services, such as HTTP servers, SMTP servers, and telnet or SSH servers. Scans can be conducted either monthly or quarterly on a date that is mutually agreed to between the parties. Customer will be provided with a report which includes a summary of the security of the network devices, including summary information about the scan, general network information, specific host information, a list of detected vulnerabilities and an executive overview that provides a global view of the security level of all networks and IP addresses and changes since the last scan.
5. Penetration Testing Services. SunGard shall provide Penetration Testing Services for the IP address(s) set forth in the Schedule. Penetration Testing Services include: (i) a quarterly or annual attempted penetration of the target IP segments; (ii) potential discovery of vulnerabilities; and (iii) a report detailing the results of the test.
Managed Intrusion Detection Services, Managed Intrusion Prevention Services, Managed Vulnerability Assessment Services and Penetration Testing Services may be provided, in whole or in part, by a SunGard designated third party contractor.
F. MONITORING SERVICES
Monitoring Services include: (i) the implementation by SunGard of monitoring rules provided by Customer for the requested device(s), database(s), operating system(s) or website(s); (ii) 24x7x365 monitoring of alerts generated by the monitoring system; and (iii) notification to Customer of monitoring alerts that may include a service impacting event (as defined in the Services Guide). Monitoring Services are provided within a measurement period (''polling period”) whereby the monitoring system detects resource availability and resource utilization. There may be occasions when monitored resources reset completely within the polling period and therefore may not be monitored during such reset period In the event there is more than one instance or partition of an operating system or application running on a monitored device or server, then the SunGard monitoring “unit” is per instance instead of per device or server.
1. Standard Monitoring Services. SunGard shall provide Standard Monitoring Services for the number of devices and servers sat forth in the Schedule. Standard Monitoring Services include the detection of the failure of a device(s) and/or server(s) to respond. The frequency of the polling of devices and/or server(s) will be every five (5) minutes. Standard Monitoring Services also include a TCP/UDP port monitor, as applicable, to verify that a connection can be made to the network port.
2. Advanced Monitoring Services — Database. SunGard shall provide Advanced Monitoring Services - Database for the number of servers and the number of databases set forth in the Schedule. Advanced Monitoring Services — Database include: (i) the provision and installation of a monitoring agent: and (ii) the monitoring of table-space utilization, related logs and file systems. The frequency of polling will be every five (5) minutes.
3. Advanced Monitoring Services — Operating System. SunGard shall provide Advanced Monitoring Services -Operating System for the number of servers and the number of operating system partitions set forth in the Schedule. Advanced Monitoring Services — Operating System include: (i) the provision and installation of a monitoring agent: (ii) the monitoring of CPU, memory and system utilization; and (iii) the monitoring of IP port availability. The frequency of polling will be every five (5) minutes.
4. Advanced Monitoring Services — Web. SunGard shall provide Advanced Monitoring Services — Web for the number of servers set forth in the Schedule. Advanced Monitoring Services — Web include: (i) provisioning and installation of a monitoring agent; (ii) monitoring of Customer specified web server specific services or processes (i.e. DLLhost, Inetinfo, and www service); (iii) system level web server logs; (iv) web server performance metrics, such as users and connections; and (v) the detection of HTTP error codes as described in the Services Guide and URL failure to respond to an HTTP GET request within a specified threshold. The frequency of the polling of URLs will be every five (5) minutes.
5. Advanced Monitoring Services — Device. SunGard shall provide Advanced Monitoring Services - Device for the number of devices set forth in the Schedule. Advanced Monitoring Services - Device include: (i) the monitoring of device CPU, memory, physical hardware and environmental components (i.e. temperature, voltage, power supply failure, fan failure); and (ii) Wide Area Network interface utilization, as applicable.
6. Web Transaction Monitoring Services. SunGard shall provide Web Transaction Monitoring Services for the number of transactions set forth in the Schedule. Web Transaction Monitoring Services include: (i) the development of a specific URL sequence as a synthetic user; and (ii) the detection of transaction failures as developed. Transactions may include up to five (5) discrete steps. The polling frequency of the actual transaction(s) will be determined during transaction development. Customer agrees to provide a technical contact to assist SunGard in the development of each transaction.
G. PROBLEM RESOLUTION
1. Detection, Notification and Diagnosis. Within fifteen (15) minutes of SunGard’s determination that there has been a service impacting event, SunGard will notify Customer of the problem (unless SunGard was First notified by Customer). If the service impacting event is associated with a device(s) for which Customer has contracted with SunGard for Equipment Management Services, then SunGard shall immediately engage then-available technical support to assist in problem diagnosis. If the appropriate technical support resource has not been assigned to problem analysis within fifteen (15) minutes of problem determination, escalation to the next level of Technical Services Management (as defined in the Services Guide) occurs, culminating with escalation of the problem to the Vice President of Operations at the Designated SunGard Facility in accordance with SunGard’s standard operational procedures.
2 Resolution of Service Impacting Event. As necessary, following the detection and notfication to Customer of a service impacting event associated with a device for which Customer has contracted with SunGard for Equipment Management Services, if the problem has resulted in a service outage, SunGard will continue to escalate the problem internally until the service is restored. If the service is not restored within thirty (30) minutes of determination, escalation to the Technical Services Manager and Customer Services occurs. If the service is not then restored within sixty (60) minutes, escalation to the Technical Services Director occurs. If the service is not then restored within ninety (90) minutes, escalation to Vice President of Operations occurs. SunGard Shall provide continuous support to Customer in accordance with the terms of the Master Agreement for problem resolution until the service has been restored. As necessary, SunGard shall coordinate with the applicable maintenance vender to facilitate resolution of the issue.
     H. EXPIRATION/CANCELLATION OF SCHEDULE AND TRANSITION SERVICES
1. Upon expiration/cancellation of a Schedule to this Exhibit for any reason other than due to an uncured material breach by Customer, and provided Customer is not in default of its payment obligations under the applicable Schedule, SunGard shall provide Customer with reasonable and orderly transition services and information and documentation that reasonably may be needed by Customer in connection with the orderly and expeditious transition of the Services (“Transition Services’). The Transition Services shall be provided for a period of up to one hundred twenty (120) days, provided Customer continues to make timely payments of the Monthly Fees attributable to all Schedules to the Master Agreement.
2. Upon the expiration/cancellation of a Schedule to this Exhibit for any reason SunGard shall delete all Customer data residing on SunGard-provided Equipment.
I. SERVICE LEVEL COMMITMENTS
1. Internet Access Availability.

•	Guarantee — SunGard guarantees that during any calendar month, its Internet protocol network utilized to access the Internet from the Designated SunGard Facility will have availability of 99.99% for Customer to transmit to, and receive information from, the Internet.

•	Definition — “Internet availability” is defined as the ability to route a data packet from Customer’s environment located within a cabinet or suite in the Space, to the egress point to the public Internet.

•	Measurement — SunGard will measure availability of the SunGard Internet protocol network by computing the total number of successful performance measurements between agents as a percentage of the total number of attempts between agents. “Agents” are defined as passive devices that are located in every SunGard hosting facility. Network error conditions are considered “failed attempts”. Measurements will be posted to SunGard’s web site at http://www.SunGard.com.

•	Remedy — If SunGard fails to provide Internet access in accordance with the Guarantee, then Customer is entitled to a credit of one (1) day’s Monthly Fee for the Services on the applicable Schedule. If Customer exceeds eight (8) or more cumulative full hours of unavailability during a calendar month Customer shall be issued a total credit of one (1) month’s Monthly F Fee under the applicable Schedule for the calendar month in which SunGard failed to meet the Internet Access Availability Guarantee.

2.	Latency.

•	Guarantee — SunGard guarantees that the average round trip latency between any two agents within SunGard’s Internet protocol network will not exceed an average of 75 milliseconds in North America during any calendar month.

•	Definition — Latency is defined as the round trip time it takes for a data packet to travel between two agents within SunGard’s Internet protocol network. “Agents” are defined as passive devices that are located in every SunGard hosting facility. Each agent is placed on that hosting facility’s network infrastructure to take measurements across the SunGard Internet protocol network.

•	Measurement — SunGard will measure latency by averaging sample measurements taken during the prior calendar month between agents on SunGard’s Internet protocol network. SunGard records the packet measurement based on the time in milliseconds that it takes to send a data packet and to receive the acknowledgement of that data packet. Measurements shall be posted to SunGard’s web site at http://www.SunGard.com.

•	Remedy — If SunGard’s average monthly latency is greater than the Guarantee above, then Customer is entitled to a credit of one (1) day’s Monthly Fee for the applicable Schedule for the calendar month in which SunGard failed to meet the average trip Latency Guarantee.

3.	Packet Delivery.

•	Guarantee — SunGard guarantees a monthly average success rate of 99% for packet delivery through SunGard’s Internet protocol network.

•	Definition “Unsuccessful delivery” is defined as packets dropped due to transmission errors or router overload before exiting the SunGard Internet protocol network.

•	Measurement — SunGard shall measure packet loss by the number of re-transmitted data packet requests. All data packet retransmits are assumed to be due to a lost packet. Daily measurements will be summed and then divided by thirty (30) to calculate a monthly average. Measurements will be posted to SunGard’s web site at http://www.SunGard.com.

•	Remedy — If SunGard’s average successful monthly packet delivery is less than 99%, then Customer is entitled to a credit of one (1) day’s Monthly Fee for the applicable Schedule for the calendar month in which SunGard failed to meet the monthly Packet Delivery Guarantee.

4.	Power.

•	Guarantee — SunGard guarantees 100% power availability in the Designated SunGard Facility.

•	Definition — Provision of uninterrupted power to the Designated SunGard Facility infrastructure and to the Equipment located within the Designated SunGard Facility in accordance with equipment manufacturer’s specifications. Customers who contract for a B-Side Circuit and have Customer-provided Equipment that supports multiple redundant power feeds or who have integrated a static switch to provide redundancy to a single fed piece of Customer-provided Equipment qualify for the Guarantee. The Service Level Commitment is not available to Customers who have contracted for a Standard Power Circuit(s) without a B-Side Circuit(s).

•	Measurement — Power availability is measured as the unscheduled time that the SunGard-provided dual power feeds were simultaneously unavailable.

•	Remedy — If power is unavailable as a result of SunGard’s actions or inactions, such that Customers Services are interrupted, then Customer is entitled to a credit of one (1) day’s Monthly Fee for the applicable Schedule for each incident. If Customer exceeds eight (8) or more cumulative full hours of unavailability during a calendar month, Customer shall be issued a total credit of one (1) month’s Monthly Fee under the applicable Schedule for the calendar month in which SunGard failed to meet the Power Availability Guarantee.

5.	System Availability.
• Guarantee — The servers for which Customer has contracted with SunGard for Operating System Management Advanced Services (the “System”) shall be operational and available to Customer 99.9% of the time during the Agreed Term of the Schedule (“System Availability”). As used herein, “System” is defined to mean the Equipment and the operating system situated thereon and does not include the network infrastructure connected to the server.

•	Measurement — System Availability will be measured utilizing internal monitoring software to measure the availability of Customer’s System. The System shall be deemed available if the System is responsive to standard ICMP or SNMP requests.

•	Remedy — If during any three (3) month period, System Availability for any two (2) months falls below the applicable percentage as an average for the month, SunGard will credit Customer ten percent (10%) of the then current Monthly Fee for the affected Schedule for each of the two months during which the System Availability Guarantee was not met.

6. Network Hardware Availability.

•	Guarantee - Network hardware components which are provided by SunGard to facilitate LAN Services, Managed Load Balancing Services, and/or Geographic Load Balancing Services which are configured in a redundant configuration, wherein all single points of failure have been eliminated, shall be operational and available to Customer 99.95% of the time during the Agreed Term of the Schedule. Notwithstanding the foregoing, for all network hardware provided by SunGard in which the hardware is configured in a single architecture. SunGard commits that associated network Hardware shall be operational and available to Customer 99.5% of the time during the Agreed Term of the Schedule.

•	Measurement - SunGard shall monitor the network hardware and the network devices shall be polled every five (5) minutes via a standard ICMP or SNMP poll.

•	Remedy — If during any three (3) month period, network hardware availability for any two (2) months falls below the applicable Guarantee percentage as an average for the month, SunGard will credit Customer ten percent (10%) of the then current Monthly Fee for the affected Schedule, for each of the two months during which the Network Hardware Availability Guarantee was not met.

7.	Notification.

•	Guarantee - SunGard shall notify Customer, in the manner as set forth herein and in SunGard’s Services Guide within fifteen (15) minutes after SunGard has determined that Customer’s Equipment/Services are unavailable.

•	Remedy — SunGard shall credit Customer one (1) day’s Monthly Fee for the applicable Schedule for each incident during the prior calendar month in which SunGard fails to meet the Notification Guarantee. In the event that Customer notifies SunGard regarding unavailability of Equipment/Services, this remedy is not operational.

8.	Remedies General.

If SunGard fails to meet a defined Service Level during the Agreed Term of the Schedule, as Customer’s sole monetary remedy. Customer shall be entitled to receive the credits as reflected herein by Service Level. Failure to meet the same Service Level three (3) times in any contract year shall entitle Customer the right to terminate the applicable Schedule upon ninety (90) days prior written notice to SunGard. In no event will the total credits for any occurrence exceed Customer’s then current Monthly Fee for the applicable Schedule.

SunGard shall not be responsible for the failure to meet a Service Level if the failure is caused by; (a) the breach of the Master Agreement or this Exhibit by Customer; (b) the negligence or international acts or omissions of Customer or its employees or agents (c) Equipment malfunction (provided said Equipment has been maintained by SunGard in accordance with the terms of the Master Agreement); or (d) the failure of any software to perform in accordance with its specifications and such Software Failure (as defined below) is not caused by SunGard’s negligence, willful misconduct or failure to maintain a maintenance contract on such software. In addition, any scheduled maintenance (including upgrades repair or component replacement or scheduled backups) or other mutually agreed — to downtime shall not be included in calculating any Guarantee has been met. In addition, the Guarantees do not include any downtime as a result of; (a) Customer-made changes to applications or data; (b) Customer retaining ROOT or ADMIN privileges; (c) Customer requiring SunGard to maintain, or continue to run unsupported software or hardware releases, (d) Customer refusing SunGard maintenance changes for any reason; or (e) Customer retaining access control to the devices for which SunGard is providing the Services.

Software Failure. Customer acknowledges that SunGard is not the developer of any of the software product(s) used to provide the Services hereunder. SunGard shall not be responsible for the failure to meet any Service Levels or any damages if such failure or damages are caused by the failure of any software to perform in accordance with its specifications (“Software Failure”) and such Software Failure is not caused by SunGard’s negligence, willful misconduct or failure to maintain a maintenance contract on the particular software which has failed. In the event of a Software Failure, if in the reasonable discretion of SunGard and Customer, such Software Failure cannot be cured and if, at the time of such failure no other functionally equivalent software compatible with the Equipment is commercially available, Customer shall have the right to immediately terminate the applicable Schedule without penalty to either party SunGard shall not be liable to Customer or any third party for any damages with respect to such termination.

               MIT0905

Dated April 6, 2007

Page 1 of 1

The Master Agreement referenced above is amended effective .

The following changes are applicable to the Master Agreement:

1. Section 1, Contract Term, of the Master Agreement is amended by deleting the third sentence and replacing it with the following:

   "Thereafter, that Schedule shall automatically renew for successive renewal terms of 12.0 month(s), unless either party gives written notice of termination to the other at least ~~six (6)~~ three (3) months before the end of the then current term."

   JBO 4/10/07 / DRL

SunGard Confidential and Proprietary Information

SUNGARD AVAILABILITY SERVICES LP	SCIQUEST.COM
By: [signature]	By: [signature]
Print Name: D.R. LEWIS	Print Name: James B. Oliver
Print Title: SR. VICE PRESIDENT	Print Title: COO
Date Signed: 4/11/07	Date Signed: 4/10/07

SUNGARD Availability Services Keeping People and Information Connected.

MSA ID: 17626 VER.: 1.0
QUOTE ID: 10184
PRINTED: APR. 05, 2007 03:48:24 PM

THE TERMS OF THIS ADDENDUM ARE CONFIDENTIAL

Addendum to Master Agreement for U. 5. Availability Services Between SunGard Availability Services LPand SCIQUEST.COM Dated April 6, 2007 Page 1 of 1 The Master Agreement referenced above is amended effective . The following changes are applicable to the Master Agreement: 1. Section 1. Contract I erm, of the Master Agreement is amended by tfeifiiirig I third sentence and replacing it with The following: Thereafter, that Schedule shall automatically renew .for successive renewal terms of 12.0 morKh(s), unless either party gives written notice of termination’ to. tft^’dther at feast && j&j months before / the endoriheUiencirrrcfinorm.” By the signatures of their duly authorized representatives below, SunGard and Customer, intending to be legally bound, agree to all of the provisions of this Addendum and ratify the terms of the Master Agreement.

Dated April 6, 2007

Page 1 of 1

Effective 04/01/2010 – 01/31/2011: $7,900
Effective 02/01/2011 – 03/31/2013: $9,466

SunGard® Official Watermark
SUNGARD®

SUNGARD AVAILABILITY SERVICES LP	CUSTOMER: SCIQUEST, INC.
BY: [signature]	BY: [signature]
PRINT NAME: David R. Lewis	PRINT NAME: James Duke
PRINT TITLE: Sr. Vice President	PRINT TITLE: COO
DATE SIGNED: 3/31/10	DATE SIGNED: 3/25/10

SUNGARD® Availability Services | Keeping People and Information Connected.™

DOC ID.: VER.:
QUOTE ID.: 104668
PRINTED:

THE TERMS OF THIS ADDENDUM ARE CONFIDENTIAL

ADDENDUM TO SCHEDULE NUMBER 7000000880 v. 4.0 FOR MANAGED IT SERVICES GOVERNED BY MASTER AGREEMENT FOR U.S. AVAILABILITY SERVICES Between SunGard Availability Services LP and SCIQUEST, INC. Dated April 6, 2007 Page 1 of 1 The Master Agreement for U.S. Availability Services, having the above date, between SunGard Availability Services LP (“SunGard”) and the Customer named below (“Master Agreement”) with regard to the Schedule listed above (“Specified Schedule”), is amended effective April 1, 2010. as follows: Notwithstanding anything to the contrary set forth on the Specified Schedule, Customer shall be invoiced a Monthly Fee as follows: Effective 04/01/2010-,

Dated

Page 1 of 4

Schedule Reference Name: Raleigh Hosting Facility

SunGard® Official Watermark

SUMMARY OF SERVICES AND FEES

Selected Services	
Hosting Services	
Network Services	
One-Time Fee	**$702**
See Billing Schedule on Addendum	
See Billing Schedule on Addendum	

All One-Time Fees will be invoiced to Customer upon counter-execution of the Schedule by SunGard and are due in accordance with the Master Agreement.

This Schedule is subject to the terms and conditions of the Managed IT Services Exhibit version MITS-0905.

CUSTOMER INFORMATION

BILL TO ADDRESS: 6501 WESTON PARKWAY, SUITE 200, CARY, NC 27513 US

SUNGARD AVAILABILITY SERVICES LP	SCIQUEST, INC.
By: [signature]	By: [signature]
Print Name: David R. Lewis	Print Name: [signature]
Print Title: Sr. Vice President	Print Title: CEO
Date Signed: 3/31/10	Date Signed: 3/25/10

SUNGARD® Availability Services | Keeping People and Information Connected.™

DOC ID: 7000000880 VER.: 4.0
ACCOUNT NUMBER: 60220 QUOTE ID: 104668
PRINTED: MAR. 24, 2010 10:50:54 AM

THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

Schedule Number 7000000880 v. 4.0 For Managed IT Services Governed by Master Agreement for U. S. Availability Services Between SunGard Availability Services LP and SCIQUEST, INC. Dated Page 1 of 4 Schedule Reference Name: Raleigh Hosting Facility This Schedule, with an effective date of change of April 1, 2010, supersedes and replaces Schedule Number 7000000880 v. 3.0 having a Commencement Date of March 1, 2008 and all Addenda thereto with regard to the Managed IT Services. This Schedule has an Agreed Term of 36 months. ,. ^f cmcKi y&,tef,, | tf;i^’:’ “*>V/* SUMMARY OF SERVICES AND FEES” A. Selected Services ; Hosting Services aNetwork Services a’ ; One-Time Fee See Billing Schedule on Addendum See Billing Schedule on Addendum. All One-Time Fees vfill be invoiced to

Dated

Page 2 of 4

CUSTOMER INFORMATION (CONTINUED)

NOTIFICATION ADDRESS:	ACCOUNTS PAYABLE 6501 WESTON PARKWAY, SUITE 200, CARY, NC 27513 US DAVID SKOWRON
DESIGNATED SUNGARD FACILITY:	Durham NC

SUNGARD
SunGard® Official Watermark

SUNGARD® Availability Services | Keeping People and Information Connected.™

DOC ID: 7000000880 VER.: 4.0
ACCOUNT NUMBER: 60220 QUOTE ID: 104668
PRINTED: MAR. 24, 2010 10:50:54 AM

THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

Schedule Number 7000000880 v. 4.0 For Managed IT Services Governed by Master Agreement for U. S. Availability Services Between SunGard Availability Services LP and SCIQUEST, INC. Dated Page 2 of 4 CUSTOMER INFORMATION fCONTINUEDI ‘. ACCOUNTS PAYABLE NOTIFICATION ADDRESS: 6501.

Dated

Page 3 of 4

Qty	Hosting Services	One-Time Fee	Monthly Fee
		$702	$5,550
2	Secure Hosting Bundle (120V 20A)		
2	Power Infrastructure Upgrade (120V 20A A&B-Side Circuit, 1st additional circuit to 120V Cabinet)		
1	Secure Hosting Bundle (208/220V 30A)		
1	Power Infrastructure Upgrade (120V 20A A&B-Side Circuit, 1st additional circuit to 208/220V Cabinet)		
1	Power Infrastructure Upgrade (120V 20A A&B-Side Circuit, 2nd additional circuit to 208/220V Cabinet)		
1	Secure Cabinet (120V 20A)		
5	Operational Support Services (Hours per Month)		
1	MS Promotion code NC001		

Qty	Network Services	One-Time Fee	Monthly Fee
		$0	$2,350
1	Dedicated Transport Services (Ethernet)		
10	Committed Bandwidth (Mbps)		
1	Managed Internet Access Services (5 to 10 Mbps Burstable)	Usage Based Fee	$162.00[1]

SunGard® Official Watermark

SUNGARD® Availability Services | Keeping People and Information Connected.™

DOC ID: 7000000880 VER.: 4.0
ACCOUNT NUMBER: 60220 QUOTE ID: 104668
PRINTED: MAR. 24, 2010 10:50:54 AM

THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

Schedule Number 7000000880 v. 4.0 For Managed IT Services Governed by Master Agreement for U. S. Availability Services Between SunGard Availability Services LP and SCIQUEST, INC. Dated Page 3 of 4 Hosting Services One-Tlme Fee Monthly Fee Qty $702 | $5,550 2___Secure Hosting Bundle (12(DV 20A) Committed’BandwidtP(ii6psp||i.^Ji: ..$’1 Managed Internet 5 to Usage Based Fee BurstablelfeSP[0]^ IIS

Dated

Page 4 of 4

FOOTNOTES

1. Usage Fee per Mbps over Committed Bandwidth Tier Level.

SUNGARD®
SunGard® Official Watermark

SUNGARD® Availability Services | Keeping People and Information Connected.™

DOC ID: 7000000880 VER.: 4.0
ACCOUNT NUMBER: 60220 QUOTE ID: 104668
PRINTED: MAR. 24, 2010 10:50:55 AM

THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

Schedule Number 7000000880 v. 4.0 For Managed IT Services Governed by Master Agreement for U. S. Availability Services Between SunGard Availability Services LP and SCIQUEST, INC. Dated Page 4 of 4 FOOTNOTES ,.,Official War 1. Usage Fee per Mbps over Compittea Bandwidth Tier Level:

Dated

Page 1 of 4

Schedule Reference Name: Scottsdale Hosting Facility

SUNGARD® Official Watermark

SUMMARY OF SERVICES AND FEES

Selected Services	
Hosting Services	
Network Services	
One-Time Fee	**$702**
Monthly Fee	**$3,629**

All One-Time Fees will be invoiced to Customer upon counter-execution of the Schedule by SunGard and are due in accordance with the Master Agreement.

BILLING SCHEDULE

Invoice From:	**Monthly Fee:**
04/01/2010	$3,629

This Schedule is subject to the terms and conditions of the Managed IT Services Exhibit version MITS-0905.

SUNGARD AVAILABILITY SERVICES LP	SCIQUEST, INC.
By: [signature]	By: [signature]
Print Name: David R. Lewis	Print Name: JAMES DUKE
Print Title: Sr. Vice President	Print Title: COO
Date Signed: 3/31/10	Date Signed: 3/25/10

SUNGARD® Availability Services | Keeping People and Information Connected.™

DOC ID: 19875 VER.: 3.0
ACCOUNT NUMBER: 60220 QUOTE ID: 104668
PRINTED: MAR. 24, 2010 10:50:44 AM

THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

Schedule Number 19875 v. 3.0 For Managed IT Services Governed by Master Agreement for U. S. Availability Services Between SunGard Availability Services LP and SCIQUEST, INC. Dated Page 1 of 4 Schedule Reference Name: Scottsdale Hosting Facility This Schedule, with an effective date of change of April 1, 2010, supersedes and replaces Schedule Number 19875 v. 2.0 having a Commencement Date of March 1, 2008 and all Addenda thereto with regard to the Managed IT Services. This Schedule has an Agreed Term of 36 months. By the signatures of their duly authorized representatives bejow, SunGard and Customer, Intending to be legally bound, agree to all of the provisions orthjs Schedule and ratify the terms’of the Master Agreement.

Dated

Page 2 of 4

CUSTOMER INFORMATION

BILL TO ADDRESS:	6501 WESTON PARKWAY, SUITE 200, CARY, NC 27513 US ACCOUNTS PAYABLE
NOTIFICATION ADDRESS:	6501 WESTON PARKWAY, SUITE 200, CARY, NC 27513 US DAVID SKOWRON
DESIGNATED SUNGARD FACILITY:	Scottsdale AZ

SUNGARD® SunGard® Official Watermark

SUNGARD® Availability Services | Keeping People and Information Connected.™

DOC ID: 19875 VER.: 3.0
ACCOUNT NUMBER: 60220 QUOTE ID: 104668
PRINTED: MAR. 24, 2010 10:50:45 AM

THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

Schedule Number 19875 v. 3.0 For Managed IT Services Governed by Master Agreement for U. S. Availability Services Between SunGard Availability Services LP and SCIQUEST, INC. Dated Page 2 of 4

Dated

Page 3 of 4

Qty	Hosting Services	One-Time Fee	Monthly Fee
		$702	$3,503
2	Secure Cabinet (120V 20A)		
1	Power Infrastructure Upgrade B-Side (120V 20A)		
10	Operational Support Services (Hours per Month)		

Qty	Network Services	One-Time Fee	Monthly Fee
		$0	$126
1	Managed Internet Access Services (1 to 5 Mbps Burstable)	Usage Based Fee	$170.40[1]

SUNGARD® Official Watermark

SUNGARD® Availability Services | Keeping People and Information Connected™

DOC ID: 19875 VER.: 3.0
ACCOUNT NUMBER: 60220 QUOTE ID: 104668
PRINTED: MAR. 24, 2010 10:50:45 AM

THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

Schedule Number 19875 v. 3.0 For Managed IT Services Governed by Master Agreement for U. S. Availability Services Between SunGard Availability Services LP and SCIQUEST, INC. Dated Page 3 of 4 Hosting Services One-Tlme Fee Monthly Fee Qty

Dated

Page 4 of 4

FOOTNOTES

1. Usage Fee per Mbps over Committed Bandwidth Tier Level.

SunGard® Official Watermark
SUNGARD®

SUNGARD® Availability Services | Keeping People and Information Connected.™

DOC ID: 19875 VER.: 3.0
ACCOUNT NUMBER: 60220 QUOTE ID: 104668
PRINTED: MAR. 24, 2010 10:50:45 AM

THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

Schedule Number 19875 v. 3.0 For Managed IT Services Governed by Master Agreement for U. S. Availability Services Between SunGard Availability Services LP and SCIQUEST, INC. Dated Page 4 of 4 FOOTNOTES 1. Usage Fee per Mbps over Comfjiittea bandwidth Tier Levehnv

Dated

Page 1 of 1

Schedule Reference Name: Scottsdale Hosting Facility

The following changes are applicable to the Specified Schedule:

1. Section 2, Fees and Expenses, of the Master Agreement is amended by deleting the last sentence and replacing it with the following:

   "Notwithstanding anything to the contrary contained in the Agreement or any Addenda thereto, these fees shall remain fixed during the current Agreed Term of this Schedule."

SUNGARD
SunGard® Official Watermark

SUNGARD AVAILABILITY SERVICES LP	SCIQUEST, INC.
By: [signature]	By: [signature]
Print Name: David R. Lewis	Print Name: [illegible]
Print Title: Sr. Vice President	Print Title: COO
Date Signed: 3/31/10	Date Signed: 3/25/10

SUNGARD® Availability Services | Keeping People and Information Connected.™

DOC ID: 19875 VER.: 3.0
ACCOUNT NUMBER: 60220 QUOTE ID: 104668
PRINTED: MAR. 24, 2010 10:52:35 AM

THE TERMS OF THIS ADDENDUM ARE CONFIDENTIAL

Addendum to Schedule Number 19875 v. 3.0 For Managed IT Services Governed by Master Agreement for U. S. Availability Services Between SunGard Availability Services LP and SCIQUEST, INC. Dated Page 1 of 1 Schedule Reference Name: Scottsdale Hosting Facility The above referenced Schedule (“Specified Schedule”), which has a Commencement Date of March 1, 2008, is amended effective April 1, 2010. The following changes are applicable to theBy the signatures of their duly authorized representatives below, SunGard and Customer, intending to be legally bound, agree to all of the provisions of this Addendum and ratify the te|rris of the Master Agreement.